UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 472-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 12, 2024, SC Worx Corp. (the “Company”, ““Registrant”, we”, “us”, “our”) entered into a Securities Purchase Agreement (“SPA”) with certain accredited investors (the “Investors”), and, pursuant to the SPA, sold to the Investors a new series of senior secured convertible notes (the “Convertible Notes”) with an aggregate original principal amount of $1,155,000 and an initial conversion price of $1.43 per share, subject to adjustment as described in the Convertible Notes, and Series A warrants (the “Series A Warrants”, Series B warrants (the “Series B Warrants”) and Series C warrants (the “Series C Warrants”) to acquire up to an aggregate amount of 4,846,158 additional shares of the Company’s common stock (collectively, the “Warrants” and together with the Notes, the “Notes Offering”). The Warrants are exercisable immediately, one-third of which (the Series A Warrants) are exercisable at a price of $1.43 per share and two-thirds of which (the Series B Warrants and the Series C Warrants) are exercisable at a price of $1.573 per share, all expiring five years from the date of issuance. There is no established public trading market for the Warrants and we do not intend to list the Warrants on any national securities exchange or nationally recognized trading system. The Notes Offering was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Investors represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and that it was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The closing of the Note Offering is expected to occur on July 16, 2024.

The aggregate gross proceeds from the Offerings are expected to be $1,155,000, consisting of $825,000 in cash proceeds and the exchange of an outstanding Secured Promissory Note in the principal amount of $330,000. The Company expects to use proceeds from the Offering to fund operating expenses and for general working capital, fees and expenses.

SPA

The SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the SPA were made solely for the benefit of the parties to the SPA and may be subject to limitations agreed upon by the contracting parties.

Convertible Notes

Payment

The Convertible Notes will mature on the earlier of (i) January 15, 2025, if the Company (x) has not filed its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the three months ended March 31, 2024 and its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024 or (y) is not in compliance with Nasdaq’s continued listing standards; and (ii) December 31, 2025 (“Maturity Date”). Principal under the Convertible Notes is payable in equal monthly installments beginning on (i) the earlier of (A) 30 days after the effective date of the Registration Statement (as defined below) or (B) 60 days after the Company has filed its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the three months ended March 31, 2024 and its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024 and ending on the Maturity Date. Amortization payments are payable, at the Company’s election, in cash or, subject to certain limitations, in shares of common stock valued at the lower of, (i) the Conversion Price then in effect, and (ii) the greater of (x) the $0.292 floor price (subject to adjustment) and (y) 80% of the quotient of (A) the sum of the closing prices of the shares of Common Stock for each of the three (3) Trading Days with the lowest closing prices of the shares of Common Stock during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately prior to the applicable Installment Date, divided by (B) three (3). Except as specifically permitted by the Convertible Notes, we will not be permitted to prepay any portion of the outstanding principal or accrued and unpaid interest.

Interest

The Convertible Notes will accrue compounding interest at the rate of 10.0% per annum, which will be payable in cash or shares of our common stock at the Company’s option, in arrears quarterly in accordance with the terms of the Convertible Notes. Upon the occurrence and during the continuance of an Event of Default (as defined in the Convertible Notes), the Convertible Notes will accrue interest at the rate of 18.0% per annum. See “-Events of Default” below. Upon conversion, holders of the Convertible Notes are also entitled to receive an interest make-whole payment.

Conversion

Each Convertible Note will be convertible, at the option of the applicable noteholder, into shares of our common stock at an initial fixed conversion price of $1.43 per share. The conversion price will be subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions The conversion price is also subject to a “full ratchet” anti-dilution adjustment which, in the event that we issue or are deemed to have issued, certain securities at a price lower than the then applicable conversion price, immediately reduces the conversion price to equal the price at which we issued or was deemed to have issued our common stock. In addition, if we sell or issue any options or convertible securities that are convertible into or exchangeable or exercisable for shares of our common stock at a price which varies or may vary with the market price of the shares of common stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions, the holder of a Convertible Note will have the right to substitute the variable price for the fixed conversion price upon conversion of all or part of the Convertible Note.

Limitations

Notwithstanding the foregoing, our ability to settle conversions and make amortization and interest make-whole payments using shares of our common stock is subject to certain limitations set forth in the Convertible Notes, including a limit on the number of shares that may be issued until the time, if any, that the Company’s stockholders have approved the issuance of more than 19.9% of the Company’s outstanding shares of common stock in accordance with Nasdaq listing standards (the “Nasdaq Stockholder Approval”). The Company has agreed to seek stockholder approval of these matters at a meeting to be held no later than September 12, 2024. Further, the Notes contain a beneficial ownership limitation as to each holder of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of, or as part of any amortization payment or interest make-whole payment under, the Convertible Notes or Warrants.

Events of Default

The Convertible Notes include certain customary Events of Default, including, among other things, the failure to file and maintain an effective shelf registration statement covering the sale of the noteholder’s securities registrable pursuant to the Registration Rights Agreement and Company’s failure to pay any amounts due to holders of the Convertible Notes when due. In connection with an Event of Default, each noteholder will be able to require us to redeem in cash any or all of the noteholder’s Convertible Note at a premium as set forth in the Convertible Note.

Covenants

We will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters.

Security Interest

The Convertible Notes are secured by a first priority security interest in substantially all of our assets, as evidenced by a Guaranty and Security agreement in favor of Iroquois Capital Management, LLC in its capacity as collateral agent (the “Security Agreement”).

Warrants

The exercise price of the Series A Warrants is $1.43 per share, subject to adjustment as described below. The exercise price of the Series B Warrants and Series C Warrants is $1.573, subject to adjustment as described below. The Series A Warrants and Series B Warrants are each immediately exercisable. The Series C Warrants become exercisable at any time that any portion of the Series B Warrants are exercised. The term of the Series A Warrants, Series B Warrants and Series C Warrants is five years from the issue date. The Warrants are also exercisable on a cashless basis at any time the registration statement covering the shares issuable upon the exercise of the Warrants is not effective. The Warrants are not exercisable if, after giving effect to the exercise, the holder or any of its affiliates would be the beneficial owner as determined in accordance with the rules of the SEC of in excess of 4.99% of our outstanding shares of common stock.

The exercise price is subject to adjustment for stock splits, combinations or similar events, and, in such event, the number of shares issuable upon the exercise of the Warrant will also be adjusted such that the aggregate Warrant exercise price shall be the same immediately before and immediately after such adjustment. In addition, the Warrant exercise price is also subject to a “full ratchet” anti-dilution adjustment which, in the event that we issue or are deemed to have issued, certain securities at a price lower than the then applicable Warrant exercise price, immediately reduces Warrant exercise price to equal the price at which we issued or was deemed to have issued, our common stock.

If we sell or issue any options or convertible securities that are convertible into or exchangeable or exercisable for shares of our common stock at a price which varies or may vary with the market price of the shares of common stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions, the holder of a Warrant will have the right to substitute the variable price for the Warrant exercise price upon exercise of all or part the Warrant.

The Series B Warrants are subject to a call option whereby provided that there is an effective Registration Statement that covers the resale of all of the Warrant Shares, the Company has the option to “call” the exercise of any or all of the Series B Warrants from time to time by providing written notice (the “Call Notice”) to the Holder after any period of twenty (20) consecutive Trading Days (the “Measurement Period”) during which, on each day of the Measurement Period, (i) the daily VWAP of the Common Stock is not less than 300% of the Exercise Price in effect, (ii) the total daily trading dollar volume of the Common Stock is at least $1,000,000 and (iii) the Equity Conditions (as defined therein) are satisfied. During the thirty (30) Trading Days following the delivery of the Call Notice (the “Call Period”), the Holder may exercise the Warrant and purchase the called Common Stock underlying the Warrant. The Company shall simultaneously call all outstanding Series B Warrants issued pursuant to the Purchase Agreement on the same terms.

Registration Rights

The Convertible Notes, the shares of common stock issuable upon conversion of the Convertible Notes (the “Conversion Shares”), the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”), and the shares of common stock issuable in payment of the Arbitration Award referenced below have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the SPA, the Company, the Investors and the vendor referenced below entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Conversion Shares, the Warrant Shares and the shares issued to the vendor in payment of the arbitration award, promptly following the Closing Date, but in no event later than the earlier of (A) the 75th calendar day after the Closing Date and (B) the 10th Business Day following the filing of the Company’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2024; .,and the Company is required to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement). The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

The foregoing is only a summary of the material terms of the SPA, the Convertible Notes, the Warrants, the Security Agreement, the Registration Rights Agreement, and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the forms of SPA, Convertible Notes, Warrants, Security Agreement, and Registration Rights Agreement is qualified in its entirety by reference to the forms of such agreements, which are filed as exhibits to this Current Report and are incorporated by reference herein.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about us in our reports filed with the SEC. In particular, the agreements and the related summary are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by us, which were made only for purposes of those agreements and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the SPA is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Payment of Arbitration Award

As previously disclosed, the Registrant is indebted to a vendor pursuant to a judgment on an arbitration award in the amount of approximately $502,000 (including interest). The vendor had previously agreed not to enforce its judgment until June 13, 2024. The Registrant has executed a definitive agreement dated July 15, 2024 providing for satisfaction of the judgment through the issuance of shares of the Registrant’s common stock. The registrant may be obligated to issue additional shares of common stock to enable the vendor to realize proceeds from sale of the stock in an amount equal to the amount of the arbitration award. The shares issuable to the vendor will be included in the registration statement referenced herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 3.02 Unregistered Sales of Equity Securities

The matters described in Section 1.01 of this Current Report on Form 8-K related to the Notes Offering and the stock issuances in payment of the arbitration award are incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Series A, Series B and Series C Warrant
10.1	Form of Securities Purchase Agreement (Notes)*
10.2	Form of Senior Secured Convertible Note
10.3	Form of Registration Rights Agreement
10.4	Form of Guaranty and Security Agreement*
10.6	Form of Lock-Up Agreement
10.7	Form of Voting Agreement
10.8	Settlement Agreement with CorProminence LLC, d/b/a Core IR
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCWorx Corp.

	By:	/s/ Timothy Hannibal
Timothy Hannibal
CEO

Dated: July 15, 2024